JENNISON GLOBAL GROWTH FUND,

A SERIES OF

PRUDENTIAL WORLD FUND, INC.

Prospectus Dated December 30, 2005

Supplement Dated December 11, 2006

The proposed reorganization of the Jennison Global Growth Fund, a series of Prudential World Fund, Inc., into the Dryden International Equity Fund, also a series of Prudential World Fund, Inc., has received the required approval of the shareholders of the Jennison Global Growth Fund.

The reorganization is expected to occur as of the close of business on the New York Stock Exchange on December 15, 2006.

In anticipation of the upcoming reorganization, the Jennison Global Growth Fund will be closed to purchases and exchanges at the close of business on Tuesday, December 12, 2006.

LR0095